SECURITIES EXCHANGE AGREEMENT

      This Securities Exchange Agreement (the "Agreement"), dated as of August 15, 2001, by and among Cel-Sci Corporation, a Colorado corporation (the "Company"), and the holders signatory hereto (each a "Holder" and, collectively, the "Holders").

                                    RECITALS

      1. WHEREAS, the Company, Advantage Fund II Ltd. ("Advantage") and Koch Investment Group Limited ("Koch") are parties to: (A) a Securities Purchase Agreement (i) dated as of December 8, 1999 (the "December Purchase Agreement") and (ii) dated as of March 21, 2000 (the "March Purchase Agreement"), (B) a Registration Rights Agreement, dated as of March 21, 2000 (the "March Registration Rights Agreement") and (C) a Registration Rights Agreement, dated as of December 8, 1999 (the "December Registration Rights Agreement") Capitalized terms not defined in this Agreement that are defined in the March Purchase Agreement shall have the meaning set forth in the March Purchase Agreement.

      2. WHEREAS, the Company and Mooring Capital Fund LLC ("Mooring") are parties to: (A) a Securities Purchase Agreement (i) dated as of December 30, 1999 (the "Initial Mooring Purchase Agreement") and (ii) dated as of March 15 2000 (the "Subsequent Mooring Purchase Agreement"), (B) a Registration Rights Agreement, dated as of March 15, 2000 (the "Mooring Registration Rights Agreement") and (C) a Registration Rights Agreement, dated as of December 30, 1999 (the "Mooring December Registration Rights Agreement")

      3. Pursuant to: (A) the December Purchase Agreement, the Company issued and sold to Advantage and Koch, among other things, Closing Warrants (the "December 1999 Warrants") and (B) the March Purchase Agreement, the Company issued and sold to Advantage and Koch: (i) an aggregate of 933,333 shares of Common Stock (the "March 2000 Shares"), (ii) Adjustable Warrants, as amended by a letter agreement, dated April 5, 2001, between the Company, Advantage and Koch and (iii) Closing Warrants (the March 2000 Shares, the December 1999 Warrants, the Adjustable Warrants and the Closing Warrants are collectively, the "Advantage-Koch Securities")

      4. Pursuant to: (A) the Initial Mooring Purchase Agreement, the Company issued and sold to Mooring, among other things, a Closing Warrant (the "December 1999 Mooring Warrant") and (B) the Subsequent Mooring Purchase Agreement, the Company issued and sold to Mooring: (i) 93,333 shares of Common Stock (the "Mooring 2000 Shares"), (ii) Adjustable Warrants, and (iii) Closing Warrants (the Mooring 2000 Shares, the December 1999 Mooring Warrant, the Adjustable Warrants and the Closing Warrants are collectively, the "Mooring Securities").

5. Pursuant to the Adjustable Warrants issued to each of Advantage, Koch and Mooring, as set forth above, each of Advantage, Koch and Mooring currently holds the number of shares of the Company's common stock set forth below such Holder's name on its signature page to this Agreement (such shares, the "Outstanding Adjustable Warrant Shares").

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       6. The Company filed and caused to be declared effective with the
Commission an Underlying Shares Registration Statement (A) (registration no. 333-94675) (the "Initial Registration Statement"), registering, among other things, the resale by the Holders of 402,007 shares issuable, in the aggregate, upon exercise of the December 1999 Warrants and the December 1999 Mooring Warrant and (B) an Underlying Shares Registration Statement (registration no. 333-34604) (the "Subsequent Registration Statement"), registering the resale by the Holders of the March 2000 Shares, the Mooring 2000 Shares and 5,315,344 shares issuable upon exercise of the Adjustable Warrants and Closing Warrants issued to Advantage, Koch and Mooring pursuant to the March Purchase Agreement and the Subsequent Mooring Purchase Agreement, respectively. The Initial Registration Statement and the Subsequent Registration Statement are collectively, the "Registration Statements")

      7. The Advantage-Koch Securities, the Mooring Securities and the Outstanding Adjustable Warrant Shares are sometimes collectively referred to herein as (the "Original Securities") and the December Registration Rights Agreement, the March Registration Rights Agreement, the Mooring December Registration Rights Agreement and the Mooring Registration Rights Agreement are sometimes collectively referred to herein as (the "Registration Rights Agreements")

      8. The Company and the Holders have agreed, subject to the terms and conditions of this Agreement, to exchange (the "Exchange") the Original Securities for (i) 6,288 shares of a newly created series of convertible preferred stock of the Company, designated as the Company's 6% Series E Convertible Preferred Stock, par value $0.01 per share ("Exchange Shares"), and
(ii) Common Stock purchase warrants of the Company in the forms of Exhibit B, Exhibit C and Exhibit D (the "Exchange Warrants" and, together with the Exchange Shares and the Underlying Shares (as defined in Section 2(b)), the "Exchange Securities").

      9. The Exchange Shares shall have the rights preferences and privileges set forth in Exhibit A, and shall be incorporated into a Certificate of Designation (the "Certificate of Designation") to be filed prior to the Closing (as defined below) by the Company with the Secretary of State of Colorado, in form and substance agreed to by the parties.

     10. The  Exchange is intended to qualify as an exempted  transaction  under
Section 3(a)(9) of the Securities Act.

      NOW, THEREFORE, in consideration of the above recitals, the covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:


1.    Exchange of Securities

            (i) Subject to the terms and conditions of this Agreement, the Company will issue and deliver the Exchange Securities to the Holders and the Holders will severally accept the Exchange Shares and Exchange Warrants from the Company in exchange for the Original Securities designated as owned by the Holders on the signature pages to this Agreement. The closing (the "Closing") of the Exchange shall occur at the offices of Robinson Silverman Pearce Aronsohn &

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Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New
York 10104, on the execution date of this Agreement or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

            (ii) On the Closing Date, the parties will deliver the following:
(A) the Company will deliver to each Holder (1) this Agreement, executed by Company, (2) the legal opinion of Hart & Trinen, L.L.P., outside counsel to the Company, in agreed form, (3) a stock certificate, registered in the name of such Holder, representing a number of Exchange Shares set forth below such Holder's name on its signature page to this Agreement and the cash amount set forth on Schedule A hereto, in lieu of any fractional shares which would otherwise be issuable to such Holder, (4) one Exchange Warrant, in the form of Exhibit B (entitling such holder to acquire on the terms thereof the number of shares of Common Stock set forth below such Holder's name on its signature page to this Agreement for such Warrant), one Exchange Warrant in the form of Exhibit C (entitling such holder to acquire on the terms thereof the number of shares of Common Stock determined in accordance with the terms thereof) and one Exchange Warrant, in the form of Exhibit D (entitling such holder to acquire on the terms thereof the number of shares of Common Stock set forth below such Holder's name on its signature page to this Agreement for such Warrant); and (B) each Holder shall deliver (1) this Agreement, executed by such Holder and (2) the Original Securities set forth below such Holder's name on its signature page to this Agreement.

2.    Representations and Warranties of the Company

      The Company hereby represents, warrants and covenants to the Holders as follows:

      (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and under the Exchange Securities. The execution and delivery of this Agreement and the Exchange Securities by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement and all other instruments and documents executed by the Company in connection with this Agreement have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

      (b) Issuance of the Exchange Securities. The Exchange Securities have been duly authorized and, when issued and paid for in accordance with the terms hereof and thereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has on the date hereof and will, at all times while the Exchange Shares and Exchange Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of such Exchange Securities, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Certificate of Designation and the Exchange Warrants. Such number of reserved and available shares of Common Stock shall not be less than (i) the total number of shares of Common Stock issuable upon conversion in full of all Exchange Shares as set forth in Section 5(a)(ii) of the Certificate of

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Designation, (ii) the total number of shares of Common Stock issuable upon exercise of the Exchange Warrant in the form of Exhibit B, (iii) the total number of shares of Common Stock issuable upon exercise of the Exchange Warrant in the form of Exhibit C as set forth in Section 3(a) of such form of warrant and (iv) the total number of shares of Common Stock issuable upon exercise of the Exchange Warrant in the form of Exhibit D (the sum of the shares of Common Stock issuable under clauses (i)-(iv), the "Initial Minimum"). The shares of Common Stock issuable upon conversion of the Exchange Shares and exercise of the Exchange Warrants are referred to herein as the "Underlying Shares."

      (c) Capital Stock. Immediately following the Closing, the maximum number of unissued shares of capital stock which the Company will have authority to issue under its Certificate of Incorporation or other organizational documents will be as follows: 79,785,870 shares of Common Stock and 193,000 shares of preferred stock.

      (d) No Conflicts. The execution, delivery and performance of this Agreement (including the Exchange Securities) by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

      (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Exchange Securities, other than (i) the filing of the Certificate of Designation with the Secretary of State of Colorado, (ii) any filings that may be required to disclose this transaction with the Commission or the AMEX, (iii) the filing with the Commission of an amendment to the Registration Statements to provide for the resale of the Underlying Shares by the Holders (the "Amendment"), (iv) any required application(s) to the AMEX for the listing of the Underlying Shares for trading on the AMEX (and with any other national securities exchange or market on which the Common Stock is then listed) in the time and manner required thereby, (v) applicable Blue Sky filings and
(vi) approvals applicable to the issuance of Underlying Shares as required under
Section 713 of the AMEX rules and regulations (collectively, the "Required Approvals").


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      (f) Valid Exchange Offer. To the best knowledge of the Company, no commission or other remuneration has been paid or committed by any Person, directly or indirectly, for the solicitation of the Exchange. The Company has not paid, nor has it accepted payment, directly or indirectly, commission or other remuneration for the solicitation of the Exchange. The issuance of the Exchange Securities qualifies as an exempt transaction under Section 3(a)(9) of the Securities Act and is therefore exempt from the registration requirements of the Securities Act.

      (g) Other Representations and Warranties. The Company hereby makes and restates each of the representations and warranties made by it in Sections 2.1(a), 2.1(g), 2.1(h), 2.1(j) , (except that the reference to June 30, 1999 shall be to the date of the filing by the Company of its Annual Report on Form 10-K for the year ended June 30, 2000), 2.1(k), 2.1(n), 2.1(o), 2.1(p), 2.1(q),
2.1(r), 2.1(t), 2.1(u), and 2.1(v) of the March Purchase Agreement as if such representations and warranties were first made as of the date of, and contained in full within, this Agreement (and for such purposes, the reference to the "date hereof" shall be to the date of this Agreement).

3.    Representations and Warranties of Holders

      Each Holder hereby for itself and for no other Holder, represents and warrants to the Company as follows:

      (a) Authorization; Enforcement. Such Holder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by such Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Holder and no further action is required by such Holder. This Agreement and all other instruments and documents executed by such holder in connection with this Agreement have been duly executed by such Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of such Holder enforceable against such Holder in accordance with its terms.

      (b) Ownership of Original Securities. Such Holder is the sole legal and beneficial owner of the Original Securities that it is exchanging hereunder and is conveying such Original Securities at the Closing to the Company free and clear of any Liens that it shall have created. Such Holder has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, the Original Securities to be exchanged by such Holder hereunder, nor is such Holder party to any agreement other than this Agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such Original Securities.

      (c) Sophisticated Person. Such Holder is a sophisticated Person and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the Exchange. Such Holder has independently made its own analysis and decision to enter into this Agreement based on such information as it has deemed appropriate.

     (d) No Commission. To the best knowledge of such Holder, no commission or other remuneration has been paid by it or any Person, directly or indirectly, to solicit its consummation of the Exchange.

4.    Other Agreements of the Parties

      4.1   Registration Issues; Rule 144

            (a) The term "Registrable Securities" as used in the Registration Rights Agreements shall include all Underlying Shares.

            (b) Not later than the twelfth Business Day after the Closing Date the Company will prepare and file with the Commission an Amendment to each of the Registration Statements to disclose the Exchange so that the Holders can utilize the prospectus thereunder, as amended, to resell the Underlying Shares. The Company will deliver the draft of the Amendments, in the form it proposes to file, to the Holders for their review on the Closing Date. The Company will not file the Amendments if the Holders object to the form or content thereof by the fourth Business Day after the Holders have been so furnished copies thereof. Each of the Amendments and any new Registration Statement (as used in Section 4.1(c)) will be a "Registration Statement" subject to the terms and conditions of the March Registration Rights Agreement.

            (c) If for any reason the Commission notifies the Company that it must file a new Registration Statement ("SEC Notice") to cover the resale of the Underlying Shares instead of the Amendments, then the "Filing Date" for such new Registration Statement will be the 20th day following the date of the SEC Notice and the "Effectiveness Date" for such new Registration Statement will be the 60th day following the date of the SEC Notice. The Company will cause each Amendment to be declared effective as soon as possible following the filing thereof and in any event by the 15th day following the Closing Date subject to receipt of an SEC Notice. In the event that the Company fails to file a new Registration Statement with the Commission by the Filing Date then the Company shall pay liquidated damages to the Holders in accordance with Section 2(c) of the March Registration Rights Agreement. The Company shall use its best efforts to cause any new Registration Statement filed to be declared effective by the Effectiveness Date, but no liquidated damages shall be payable by the Company under Section 2(c) of the March Registration Rights Agreement if such new Registration Statement is not declared effective by the Effectiveness Date.

            (d) The holding period, as such term is used in Rule 144(d) promulgated under the Securities Act, applicable to the Exchange Shares, the Underlying Shares issuable upon conversion of the Exchange Shares, the Exchange Warrants and the Underlying Shares issuable upon exchange of the Exchange Warrants acquired through the cashless exercise provision thereof commenced on
(i) March 21, 2000 with respect to the securities issued pursuant to the March Purchase Agreement, (ii) December 8, 1999 with respect to the securities issued pursuant to the December Purchase Agreement, (iii) January 14, 2000 with respect to the securities issued pursuant to the Initial Mooring Purchase Agreement and
(iv) March 15, 2000 with respect to the securities issued pursuant to the Subsequent Mooring Purchase Agreement.

            (e) Furnishing of Information. As long as the Holders own Exchange Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as the Holders own Exchange Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Holders to sell the Exchange Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Exchange Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its counsel to issue such legal opinions as may be required by the Company's transfer agent to effect resales of Underlying Shares in accordance with Rule 144. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

      4.2   Transfer Restrictions.
            ---------------------

            (a) Exchange Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Exchange Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Exchange Securities by a Holder to an Affiliate of such Holder or to one or more funds or managed accounts under common management with such Holder, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that: (A) the transferee certifies to the Company that it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and that it is acquiring the Exchange Securities solely for investment purposes (subject to the qualifications hereof) and (B) any such transfer does not constitute a public distribution of securities. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Holder under this Agreement and the March Registration Rights Agreement.

            (b) The Holders agree to the imprinting, so long as is required by this Section 4.2(b), of the following legend on the Exchange Securities:

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            [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE
      SECURITIES ARE CONVERTIBLE OR EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      Underlying Shares shall not contain the legend set forth above nor any other legend if (i) the conversion of Exchange Shares or exercise of Exchange Warrants occurs at any time while there is an effective registration statement covering the resale of the Underlying Shares issuable in respect thereof, (ii) or the holder is relying on Rule 144(k) promulgated under the Securities Act in connection with the resale of such Underlying Shares or, (iii) if there is not an effective registration statement covering the resale of such Underlying Shares at such time and Rule 144(k) is not then available, if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that if any Underlying Shares are issued with a legend, it will, within three (3) Trading Days after request therefor by a Holder and the surrender by such Holder of the certificate representing such securities, provide such Holder with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section had such issuance occurred on the date that a Holder requested a certificate(s) representing Underlying Shares. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section. Other than with respect to resales of securities pursuant to Rule 144, the Holders agree that they shall comply with the prospectus delivery requirements under the Securities Act with respect to any resale of securities issued pursuant to this paragraph without restrictive legend.

      4.3 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon conversion of the Exchange Shares and exercise of the Exchange Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon such conversions and exercises in accordance with the terms of the Certificate of Designation and the Exchange Warrants is unconditional and absolute, regardless of the effect of any such dilution.

      4.4   Reservation and Listing of Underlying Shares.
            --------------------------------------------

            (a) The Company shall (i) in the time and manner required by AMEX and such other exchange, market or quotation system on which the Common Stock is traded, prepare and file with AMEX (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then

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listed) an additional shares listing application covering a number of shares of
Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the AMEX (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Holders evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Exchange Shares and exercise in full of the Exchange Warrants exceeds the number of Underlying Shares previously listed on account thereof with AMEX (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares sufficient to cover all such Underlying Shares which may so be issued.

            (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon the conversion in full of the Exchange Shares and exercise in full of the Exchange Warrants in accordance with this Agreement, the Certificate of Designation and the Exchange Warrants, respectively, in such amount as may be required to fulfill its obligations in full. If on any date the Company would be, if a notice of conversion or exercise were to be delivered on such date, precluded from issuing all of the Underlying Shares as would then be issuable upon a conversion in full of the Exchange Shares and exercise of the Exchange Warrants due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate or articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to a number sufficient to comply with such exercise and conversion obligations. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Exchange Securities to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

      4.5 Release. Effective as of and from the Closing and based on the good and valuable consideration exchanged between the Company and the Holders, each of the Holders and the Company (as such, a "RELEASOR") hereby releases and discharges the other and its predecessors, successors, and affiliates, employees, officers, directors, agents, representatives, and assigns (collectively, "RELEASEES"), from all actions, causes of action, suits, debts, dues, assessments, late fees, sums of money, expenses, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, duties, claims, matters, liabilities, violations of law, fines, penalties, responsibilities, attorneys' fees, maintenance charges, and demands whatsoever, in law, admiralty or equity, which against the RELEASEES (or any of them) the RELEASORS, RELEASOR's successors or assigns ever had, now have or hereafter can shall or may have, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement.

      4.6 Non-Disclosure of Non-Public Information. The Company shall not disclose non-public information to the Holders or their agents unless prior to disclosure of such information the Company identifies such information as being non-public information and the Holders enter into a non-disclosure agreement in form mutually acceptable to the Company and the Holders.

     4.7 Volume Limitations. The Holders severally agree to comply with the following trading limitations with respect to sales by them of Common Stock:

            (a) Subject to paragraph (c) below in this Section, from July 23, 2001until October 22, 2001, (i) Advantage and Koch will each limit their respective weekly sales of Common Stock to 7% of the average of the four prior weeks trading volume for the Common Stock as reported by Bloomberg Financial Services (or its successor to reporting such information regarding securities) ("Bloomberg") using the HP function key, and (ii) Mooring will limit its weekly sales of Common Stock to 1.67% of the average of the four prior weeks trading volume for the Common Stock as reported by Bloomberg using the HP function key.

            (b) Subject to paragraph (c) below in this Section, commencing October 23, 2001, (i) Advantage and Koch will each limit their respective weekly sales of Common Stock to 9% of the average of the four prior weeks trading volume for the Common Stock as reported by Bloomberg using the HP function key, and (ii) Mooring will limit its weekly sales of Common Stock to 2.14% of the average of the four prior weeks trading volume for the Common Stock as reported by Bloomberg using the HP function key.

            (c) If on any Trading Day the volume of the Common Stock as reported by Bloomberg using the HP function key equals or exceeds 200,000 shares, then in addition to the shares they are permitted to sell under paragraphs (a) and (b) of this paragraph, (i) Advantage and Koch may on each of that Trading Day and the following Trading Day sell an additional number of shares of Common Stock not to exceed 4.5% of the total trading volume of the Common Stock for such Trading Day on which the volume of the Common Stock exceeds 200,000, and (ii) Mooring may on each of that Trading Day and the following Trading Day sell an additional number of shares of Common Stock not to exceed 1% of the total trading volume of the Common Stock for such two Trading Days. The additional number of shares of Common Stock that the Holders may sell in accordance with this paragraph (c) shall not count towards the weekly limitations of the holders specified in paragraphs (a) and (b) of this Section.

            (d) The Holders will confirm their respective compliance with the provisions set forth in this Section if requested by the Company, provided, that the Company will not make such a request more than once every 30 days.

            (e) The Holders confirm that from July 23, 2001 to the execution date of this Agreement, they have complied with the applicable volume limitations as set forth in this Section 4.7.

      4.8 Certain Trading Restrictions. Each Holder agrees that it will not enter into any Short Sales (as defined herein) of the Exchange Securities. For purposes of this Section 4.8, a "Short Sale" by a Holder shall mean a sale of Common Stock by such Holder that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Holder. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Holder, Underlying Shares that have not yet been issued on exercise of the Exchange Warrants or conversion of the Exchange Shares held by a Holder shall be deemed to be held long by such Holder.

5.    Miscellaneous

      5.1 Fees and Expenses At the Closing, the Company shall reimburse the Holders for their legal fees and expenses incurred in connection with the preparation and negotiation of this Agreement by delivering to Robinson Silverman $15,000. Other than the amount contemplated herein, and except as otherwise specified in the Registration Rights Agreements each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Exchange Securities.

      5.2 Entire Agreement. This Agreement, the Certificate of Designations, the Exchange Warrants, the Registration Rights Agreements contain the entire understanding of the parties with respect to the Exchange and supersede all prior agreements and understandings, oral or written, with respect thereto. This Agreement does not have the effect of nullifying any prior written agreements between the parties that do not specifically address the Exchange, except that to the extent the terms of any such agreement conflict with the terms of this Agreement, the terms of this Agreement shall control.

      5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service and marked for next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:         Cel-Sci Corporation
                                 8229 Boone Boulevard, Suite 802
                                 Vienna, Virginia 22182
                                 Facsimile No.: (703) 506-9460
                                 Attn: Chief Financial Officer

      With copies to:            Hart & Trinen
                                 1624 Washington Street
                                 Denver, Colorado
                                 Facsimile No.: (303) 839-5414
                                 Attn: Bill Hart, Esq.

      If to a Holder:            To the address set forth under
                                 such Holder's name on the signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holders or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      5.5 Headings . The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      5.6 Successors and Assigns . This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders. Except as set forth in Section 4.2(b), the Holders may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company.

      5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      5.8 Governing Law . The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement, the Certificate of Designations and the Exchange Securities shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such New York Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the consummation of the transactions contemplated herein, including the conversion of the Exchange Shares and exercise of the Exchange Warrants.

      5.10 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.11 Remedies . In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Holders will be entitled to specific performance of the obligations of the Company under this Agreement, the Certificate of Designations and the Exchange Securities. Each of the Company and the Holders agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      5.12 Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder and under the Exchange Securities are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder and thereunder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by the this Agreement or the Exchange Securities. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Exchange Securities, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

5.13 Replacement of Stock Certificate. If any stock certificate representing Exchange Shares issued to a Holder pursuant to this Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for such stock certificate, a New Stock Certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Stock Certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.



                                 * * * * * * * *

     IN WITNESS WHEREOF, the Company has executed and delivered this Agreement as of the date first above written.


                               CEL-SCI CORPORATION


                                    By:
                                       ---------------------------------
                                        Name: Geert Kersten
                                        Title:   Chief Executive Officer

            IN WITNESS WHEREOF, the Holders have executed and delivered this Agreement as of the date first above written.

                        ADVANTAGE FUND II LTD.

                        By:   Genesee International Inc., as General Manager

                              By:
                                  --------------------------
                                 Name: Donald R. Morken
                                 Title: President

                        March 2000 Shares to be Exchanged at Closing:  533,333
                                                                      ========

                        Outstanding Adjustable Warrant Shares:       1,377,675
                                                                     =========

                        Number of Exchange Shares to be
                        issued at Closing:                               3,820
                                                                         =====

                        Number of Warrant Shares issuable under
                        Exchange Warrant (in the form of Exhibit B)
                        to be issued at Closing:                       214,724
                                                                       =======

                        Number of Warrant Shares issuable under
                        Exchange Warrant (in the form of Exhibit D)
                        to be issued at Closing:                       287,179
                                                                       =======

                        Adjustable Warrant to be delivered to Company at
                        Closing: Adjustable Warrant No. 1, dated March 21, 2000 and the April 5, 2001 amendment thereto.

                        Closing Warrant to be delivered to Company at Closing:
                        Closing Warrant No. 1, dated March 21, 2000.

                        Address for Notice:

                        c/o CITCO
                        Kaya Flamboyan 9
                        Curacao, Netherlands Antilles
                        Facsimile: 011-599-9732-2008
                        Attention: W.R. Weber

                        With copies to:

                        Genesee International Inc.
                        10500 NE 8th Street, Suite 1920
                        Bellevue, WA 98004
                        Facsimile: (425) 462-4645
                        Attention:  Howard Coleman

                        Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630 and (212) 541-1432
                        Attn:  Eric L. Cohen, Esq.

     IN WITNESS WHEREOF, the Holders have executed and delivered this Agreement as of the date first above written.

                        KOCH INVESTMENT GROUP LIMITED


                        By:
                           ---------------------------------
                               Name: Josh Taylor
                               Title:   Vice President

                        March 2000 Shares to be Exchanged at Closing:  400,000
                                                                       =======

                        Outstanding Adjustable Warrant Shares:         823,414
                                                                       =======

                        Number of Exchange Shares to be issued
                        at Closing:                                      1,799
                                                                       =======

                        Number of Warrant Shares issuable under
                        Exchange Warrant (in the form of Exhibit B)
                        to be issued at Closing:                       161,043
                                                                       =======

                        Number of Warrant Shares issuable under
                        Exchange Warrant (in the form of Exhibit D)
                        to be issued at Closing:                        71,795
                                                                        ======

                        Adjustable Warrant to be delivered to Company at Closing: Adjustable Warrant No. 2, dated March 21, 2000 and the April 5,
                        2001 amendment thereto.

                        Closing Warrant to be delivered to Company at Closing: Closing Warrant No. 2, dated
                        March 21, 2000.

                        Address for Notice:

                        20 E. Greenway Plaza
                        Houston, TX 77046
                        Facsimile: (713)-544-9515
                        Telephone:(713) 544-5657
                        Attention: Josh Taylor

                        With copies to:

                        Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630 and (212) 541-1432
                        Attn:  Eric L. Cohen, Esq.

            IN WITNESS WHEREOF, the Holders have executed and delivered this Agreement as of the date first above written.

                        MOORING CAPITAL FUND LLC


                        By:
                           ---------------------------------------
                            Name:
                            Title:

                        March 2000 Shares to be Exchanged at Closing:  93,333
                                                                       ======

                        Outstanding Adjustable Warrant Shares:        361,534
                                                                      =======

                        Number of Exchange Shares to be
                        issued at Closing:                                669
                                                                          ===

                        Number of Warrant Shares issuable under
                        Exchange Warrant (in the form of Exhibit B)
                        to be issued at Closing:                       37,577
                                                                       ======

                        Number of Warrant Shares issuable under
                        Exchange Warrant (in the form of Exhibit D)
                        to be issued at Closing:                       43,033
                                                                       ======

                        Adjustable Warrant to be delivered to Company at
                        Closing: Adjustable Warrant, dated March 15, 2000.

                        Closing Warrant to be delivered to Company at Closing:
                        Closing Warrant, dated March 15, 2000.

                        Address for Notice:

                        Mooring Capital Fund LLC
                        8614 Westwood Center Drive
                        Suite 650
                        Vienna, Virginia 22182
                        Facsimile: (703) 917-0567
                        Phone:      (703) 917-0707
                        Attn: John Jacquemin

                                   Schedule A




                Cash Payment Amount in Lieu of Fractional Shares



1. Advantage Fund II Ltd.                =  $ 55.02

2. Koch Investment Group Limited         =  $641.62

3. Mooring Capital Fund LLC              =  $108.76